United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

October 20, 2014

Date of Report

OAKRIDGE GLOBAL ENERGY SOLUTIONS, INC.

(Exact name of Registrant as specified in its Charter)

Colorado	000-50032	94-3431032
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

3046 E. Brighton Place

Salt Lake City, Utah  84121

 (Address of Principal Executive Offices)

(801) 201-7635

(Registrant’s Telephone Number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

REFERENCES

In this Current Report, references to “Oakridge Global Energy Solutions, Inc.,” “Oakridge,” the “Company,” “we,” “our,” “us” and words of similar import refer to Oakridge Global Energy Solutions, Inc., the Registrant.  Oak Ridge Micro-Energy, Inc., our wholly-owned Nevada subsidiary, which holds all of our patents, patents pending and proprietary and other rights to our thin film battery technology, is referred to herein as “Oak Ridge Nevada,” and is also included in the references to “Oakridge,” the “Company,” “we,” “our,” and  “us.”

FORWARD-LOOKING STATEMENTS

This Current Report contains certain forward-looking statements, and for this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate” or “continue” or comparable terminology are intended to identify forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, many of which are not within our control.  These factors include, among others, but are not limited to:

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economic conditions generally in the United States and internationally, and in the markets and industries in which we have and may participate in the future;

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our ability to obtain sufficient funding to continue to pursue our business plan;

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our ability to perform our obligations under our loan agreements;

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competition within our chosen markets and industries;

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the state of our technology and technological advances and plans and our failure to successfully develop, compete in and finance our current and intended business operations;

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trends affecting our limited manufacturing capabilities;

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our ability to meet customer demands;

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our ability to implement a long-term business strategy that will be profitable or generate sufficient cash flow;

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our need for future additional financing;

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trends affecting the commercial acceptability of our products;

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our ability to protect and enforce our current and future intellectual property; and

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our business and growth strategies.

We believe that it is important to communicate our future expectations to investors and shareholders. However, there may be events in the future that we are not able to accurately predict or control, including uncertainties and events that may cause our actual results to differ materially from the expectations we have described in our forward-looking statements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  All forward-looking statements should be considered in light of our reports and registration statements filed in the Edgar Archives of the United States Securities and Exchange Commission (the “SEC”).

Item 1.01 Entry into a Material Definitive Agreement.

On November 20, 2014, we entered into a two year Letter Agreement with Charge Commander, L3C (“Charge Commander”), effective for the period from November 1, 2014, to November 1, 2016, to deliver energy storage products, consisting of certain cells as defined in the Letter Agreement, which Charge Commander will utilize to manufacture batteries.  The cells are to be manufactured to the specifications of Charge Commander; pre-production samples are required to be provided; there are quality control and timeliness of delivery requirements; and warranty, inspection, infringement and indemnification provisions, among other requirements of the Letter Agreement.  Two types of cells are included in the specifications, along with minimum monthly delivery requirements of each cell type.  The Letter Agreement also provides that other energy storage products can be added by agreement of the parties.  Annual gross revenues under the two year Letter Agreement are estimated at $3,750,000.  We believe we have the current financial and technical ability to fulfill our obligations under the Letter Agreement.  A copy of the Letter Agreement is filed as an Exhibit to this Current Report; and this summary should be read with the filed copy.  See Item 9.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

See Item 8.01.

Item 8.01 Other Events.

(i)

On October 20, 2014, we entered into an Asset Purchase Agreement (the “Agreement”) with Bren-Tronics, Inc., a New York corporation (“Bren-Tronics”), pursuant to which we acquired certain equipment from a shuttered 100,000 square foot facility that had been used by Bren-Tronics in the manufacturing of batteries, all as described in Schedule A and Schedule A-1 of the Agreement.  We believe the equipment purchased has a potential replacement value of approximately $10,000,000 or more and will allow us to begin production of 60 to 400 Amp-hour Lithium Ion Phosphate (LiFePO4) cells, subject to available funding.  The purchase price of the equipment was $150,000, along with an additional $5,000 to pay any costs of Bren-Tronics associated with the delivery of the equipment, though it was our obligation to remove and deliver the equipment from Bren-Tronics’ Allentown, PA, and Florida, facilities, where such equipment was located, along with a general clean up of these facilities after removal of the equipment.  Most of the equipment was located in Allentown, PA, and we estimated the cost of delivery of all equipment at approximately $200,000.  Bren-Tronics warranted title to the equipment, but the equipment was otherwise purchased “as is” and “where is.”  Bren-Tronics was also required to make available one of its employees to provide all reasonable know how about the operation of the equipment acquired.  A copy of the Agreement is filed as an Exhibit to this Current Report; and this summary should be read with the filed copy.  See Item 9.01.

(ii)

On November 26, 2014, we executed a six month Lease Agreement with MV 51 Investments, LLC, a Florida limited liability company (“MV 51” and the “MV 51 Lease,” respectively), under which we leased approximately 25,000 square feet (5,000 square feet of office space and 20,000 square feet of warehouse space) at a price of $14,000 per month, effective from December 1, 2014, to April 30, 2015.  We have an option to renew the MV 51 Lease for one year, exercisable by at least 90 days notice prior to the end of the initial term.  We paid a security deposit of $8,125; are responsible for all utilities and taxes, including $1,228.53 per month of property taxes, our personal property taxes and any new taxes levied by any governmental agency; we are required to maintain the interior of the leased premises; cannot make alterations without the consent of MV 51; and, among other miscellaneous provisions, we are required to indemnify MV 51 from all damages from our use to or from the leased premises or those who use or come to the leased premises, provide insurance to protect MV 51 against liability.  A copy of the Agreement is filed as an Exhibit to this Current Report; and this summary should be read with the filed copy.  See Item 9.01.  These premises will be utilized to set up some of the equipment purchased from Bren-Tronics to allow us to build qualification cells and then initial production cells in the open space; however, we may also attempt to acquire by lease or purchase a larger facility to house and assemble all of the equipment into a manufacturing facility with greater capabilities.  A copy of the MV 51 Lease will be filed as an Exhibit to an amendment to this Current Report; and this summary should be read with the filed copy.

Item 9.01 Financial Statements and Exhibits.

Exhibits:

Exhibit No.

Description of Exhibit

10.1

Charge Commander Letter Agreement*

10.2

Bren-Tronics, Inc. Asset Purchase Agreement

*

The per Unit price in the Charge Commander Letter Agreement has been redacted and is presently the subject of a confidential treatment request filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKRIDGE GLOBAL ENERGY SOLUTIONS, INC.

Date:	November 28, 2014	By:	/s/ Mark L. Meriwether
Mark L. Meriwether
Vice President and Secretary